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                                                                      Exhibit 15




August 6, 1999

Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, NY 10281

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of June 25, 1999 and for the three- and six-month periods ended June 25, 1999 and June 26, 1998 as indicated in our report dated August 6, 1999; because we did not perform an audit, we expressed no opinion on that information. The unaudited interim condensed consolidated financial information for the three- and six-month periods ended June 26, 1998 gives retroactive effect to the 1998 merger of Merrill Lynch and Midland Walwyn Inc., which has been accounted for as a pooling-of-interests, as disclosed in Note 1 to the condensed consolidated financial statements.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 1O-Q for the quarter ended June 25, 1999, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
   (Puerto Rico))

Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
   Compensation Plan for a Select Group of Eligible Employees)



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Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a
 Select Group of Eligible Employees)

Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a
 Select Group of Eligible Employees)

Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a
 Select Group of Eligible Employees)

Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a
 Select Group of Eligible Employees)

Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

Registration Statement No. 333-13367 (Restricted Stock Plan for Former Employees of Hotchkis and Wiley)

Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-
 Employee Directors)

Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for
 Managers and Producers)

Registration Statement No. 333-33125 (Employee Stock Purchase Plan for Employees of Merrill Lynch Partnerships)

Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for
 Managers and Producers)

Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a
 Select Group of Eligible Employees)

Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn Inc.)

Filed on Form S-3:

    Debt Securities:

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338


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    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947

    Registration Statement No. 33-51489

    Registration Statement No. 33-52647

    Registration Statement No. 33-60413

    Registration Statement No. 33-61559

    Registration Statement No. 33-65135

    Registration Statement No. 333-13649

    Registration Statement No. 333-25255

    Registration Statement No. 333-28537

    Registration Statement No. 333-44173

    Registration Statement No. 333-59997

    Registration Statement No. 333-68747


    Medium Term Notes:

    Registration Statement No. 2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125


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    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879



    Other Securities:

    Registration Statement No. 33-33335 (Common Stock)

    Registration Statement No. 33-45777 (Common Stock)

    Registration Statement No. 33-55363 (Preferred Stock)

    Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 333-16603 (TOPrS)

    Registration Statement No. 333-20137 (TOPrS)

    Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

    Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

    Registration Statement No. 333-42859 (TOPrS)

    Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch
     & Co., Canada Ltd. re: Midland Walwyn Inc.)

    Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

 We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

 /s/ Deloitte & Touche LLP

 New York, New York
 August 6, 1999


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